UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2020
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.
The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing of Urban One, Inc. (the “Company”) under the U.S. Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

On October 2, 2020, the Company issued a press release announcing the launch of an offer to eligible holders of its 7.375% Senior Secured Notes due 2022 (the “Existing Notes”) to exchange (the “Exchange Offer”) any and all of their Existing Notes for newly issued 8.75% Senior Secured Notes due 2022 (the “New Notes”). The New Notes will be secured (i) on a first priority basis by substantially all of the Company’s and certain subsidiary guarantors’ current and future property and assets other than certain property and assets securing the Company’s asset-backed revolving credit facility (such property and assets, “ABL Priority Collateral”) and (ii) on a second priority basis by the ABL Priority Collateral. Eligible holders who validly tender and do not validly withdraw their Existing Notes in the Exchange Offer prior to 5:00 p.m., New York City time, on October 16, 2020, unless extended (such time and date as it may be extended, the “Early Tender Date”) and that are accepted for exchange will receive $1,000 in principal amount of New Notes plus $10.00 in cash per $1,000 principal amount of Existing Notes. For any Existing Notes validly tendered after the Early Tender Date but before 11:59 p.m., New York City time, on October 30, 2020, unless extended (such time and date as it may be extended, the “Expiration Date”) and that are accepted for exchange, eligible holders will receive $1,000 in principal amount of New Notes plus $5.00 in cash per $1,000 principal amount of Existing Notes. The Early Tender Date and/or the Expiration Date may be extended at the sole discretion of the Company.
In conjunction with the Exchange Offer, the Company is soliciting consents (the “Consent Solicitation”) from holders of the Existing Notes (the “Consents”) to certain proposed amendments to the indenture governing the Existing Notes (the “Existing Notes Indenture”), by and among the Company, the guarantors party thereto, Wilmington Trust National Association, as trustee and as collateral agent, to eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the Existing Notes Indenture and to enter into a new intercreditor agreement among the Company, the trustee for the New Notes, the trustee for the Existing Notes, the collateral agent for the New Notes and the collateral agent for the Existing Notes (collectively, the “Proposed Amendments”).
The consummation of the Exchange Offer and Consent Solicitation is subject to customary conditions, including the receipt of Consents from at least 90% of the eligible holders and the satisfaction or waiver of other conditions set forth in the offering memorandum and consent solicitation statement prepared by the Company in connection with the Exchange Offer and Consent Solicitation.
A copy of the press release announcing the Exchange Offer and the Consent Solicitation is furnished as Exhibit 99.1 hereto and incorporated by reference herein. Additionally, the information disseminated to certain eligible holders of Existing Notes in connection with the Exchange Offer and Consent Solicitation is furnished as Exhibit 99.2 hereto and incorporated by reference herein.
The information set forth in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is for informational purposes only and is not an offer to sell or exchange, or a solicitation of an offer to purchase, exchange or sell any securities, or a solicitation of consents with respect to any securities, nor is the Exchange Offer being made in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities, blue sky or other laws of any such jurisdiction.

Forward- Looking Statements

Forward-looking statements in this Form 8-K regarding the Exchange Offer and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports).

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Announcing Exchange Offer and Consent Solicitation issued by Urban One, Inc., dated October 2, 2020.

99.2	Information provided to Eligible Holders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

Date: October 2, 2020              /s/ Peter D. Thompson
Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer